Exhibit 99.1

October 27, 2020

FOR IMMEDIATE RELEASE

Media Contact:  Neil Shapiro (212) 271-3447

Investor Contact:  Joel Jeffrey  (212) 271-3610

www.stifel.com/investor-relations

STIFEL REPORTS THIRD QUARTER 2020 RESULTS

•	Net revenues of $883.3 million, increased 7.5% with the year-ago quarter.
•	Net income available to common shareholders of $110.6 million, or $1.46 per diluted common share.
•	Non-GAAP net income available to common shareholders of $120.5 million, or $1.59 per diluted common share.
•	Annualized return on average tangible common shareholders’ equity (1) was 20.4%.
•	Non-GAAP annualized return on average tangible common shareholders’ equity (1) was 22.2%.

ST. LOUIS, MO – Stifel Financial Corp. (NYSE: SF) today reported net income available to common shareholders of $110.6 million, or $1.46 per diluted common share on net revenues of $883.3 million for the three months ended September 30, 2020, compared with net income available to common shareholders of $104.6 million, or $1.34 per diluted common share, on net revenues of $821.6 million for the third quarter of 2019.

For the three months ended September 30, 2020, the Company reported non-GAAP net income available to common shareholders of $120.5 million, or $1.59 per diluted common share. The Company’s reported GAAP net income for the three months ended September 30, 2020 was primarily impacted by merger-related expenses. Details discussed below and in the “Non-GAAP Financial Matters” section.

Chairman’s Comments

“The financial performance during the quarter, and over the past few years, has been driven by a diverse business mix that’s enabled both our Institutional Group and Wealth Management segments to generate strong growth. This diversification is illustrated by record nine month Wealth Management revenues despite significant declines in net interest income and deposit sweep fees, both a result of the Federal Reserve’s implementation of a zero rate environment. Likewise, we achieved record nine-month Institutional Group revenues as record capital raising and brokerage revenues more than compensated for the 13% decline in advisory revenue,” stated Ronald J. Kruszewski, Chairman and Chief Executive Officer of Stifel.

Mr. Kruszewski continued, “Simply, Stifel is a growth company with diversified, balanced, and synergistic businesses. Over the last 12 months, Wealth Management, under both brokerage and fee-based models, has contributed 46% of net revenues. Institutional revenues, comprised of equity and fixed income, investment banking and trading, made up 41% of net revenues, while net interest income accounted for the remaining 13%. The complementary nature of these businesses is reflected in our return on tangible common equity, which is 23% over the past 12 months.”

Financial Highlights (Unaudited)	Three Months Ended
($ in 000s, except per share data)	GAAP 9/30/20	GAAP 9/30/19	% Change	GAAP 6/30/20	% Change	Non-GAAP (2) 9/30/20	Non-GAAP (2) 9/30/19	% Change
Net revenues	$883,300	$821,572	7.5	$895,817	(1.4)	$883,300	$821,572	7.5
Net income applicable to Stifel Financial Corp.	$120,527	$109,414	10.2	$107,887	11.7	$130,422	$121,990	6.9
Preferred dividends	9,897	4,844	104.3	4,843	104.4	9,897	4,844	104.3
Net income available to common shareholders	$110,630	$104,570	5.8	$103,044	7.4	$120,525	$117,146	2.9
Earnings per diluted common share	$1.59	$1.40	13.6	$1.45	9.7	$1.72	$1.56	10.3
Earnings per diluted common share available to common shareholders	$1.46	$1.34	9.0	$1.39	5.0	$1.59	$1.50	6.0
Compensation ratio	60.4%	59.2%		61.1%		59.6%	58.1%
Non-compensation ratio	21.7%	22.5%		22.9%		21.0%	21.7%
Pre-tax operating margin (3)	17.9%	18.3%		16.0%		19.4%	20.2%

For the nine months ended September 30, 2020, the Company reported net income available to common shareholders of $295.4 million, or $3.90 per diluted common share on record net revenues of $2.7 billion, compared with net income available to common shareholders of $305.2 million, or $3.87 per diluted common share, on net revenues of $2.4 billion for the nine months ended September 30, 2019.

For the nine months ended September 30, 2020, the Company reported non-GAAP net income available to common shareholders of $327.8 million, or $4.33 per diluted common share.

Financial Highlights (Unaudited)	Nine Months Ended
($ in 000s, except per share data)	GAAP 9/30/20	GAAP 9/30/19	% Change	Non-GAAP (2) 9/30/20	Non-GAAP (2) 9/30/19	% Change
Net revenues	$2,692,151	$2,392,779	12.5	$2,692,330	$2,392,779	12.5
Net income applicable to Stifel Financial Corp.	$315,003	$317,706	(0.9)	$347,377	$345,513	0.5
Preferred dividends	19,584	12,476	57.0	19,584	12,476	57.0
Net income available to common shareholders	$295,419	$305,230	(3.2)	$327,793	$333,037	(1.6)
Earnings per diluted common share	$4.16	$4.03	3.2	$4.59	$4.38	4.8
Earnings per diluted common share available to common shareholders	$3.90	$3.87	0.8	$4.33	$4.22	2.6
Compensation ratio	61.6%	59.0%		60.7%	58.3%
Non-compensation ratio	22.9%	22.8%		22.2%	22.1%
Pre-tax operating margin (4)	15.5%	18.2%		17.1%	19.6%

Net Revenues

Net revenues were $883.3 million for the third quarter of 2020, a 7.5% increase from the third quarter of 2019 and a 1.4% decrease from the second quarter of 2020. Net revenues, compared with the third quarter of 2019, reflected significantly higher brokerage revenues, increased capital raising revenues, and asset management and service fees, partially offset by lower net interest income and advisory fee revenues. Net revenues, compared with the second quarter of 2020, reflected increased asset management and services fees and capital raising revenues, partially offset by lower advisory fee revenues, principal transaction fee revenues, net interest income, and commission revenues.

The operating environment continued to recover during the third quarter of 2020 from the impact of the COVID-19 pandemic earlier in the year as global economic activity significantly rebounded following a sharp decrease in the second quarter, market volatility declined modestly, and monetary and fiscal policy remained accommodative. As a result, global equity prices increased and credit spreads tightened compared with the end of the second quarter of 2020.

Brokerage Revenues

Brokerage revenues, defined as commissions and principal transactions, were $313.5 million, a 19.8% increase compared with the third quarter of 2019 and an 8.6% decrease compared with the second quarter of 2020.

	Three Months Ended
($ in 000s)	9/30/20	9/30/19	% Change	6/30/20	% Change
Global Wealth Management	$162,627	$160,117	1.6	$159,123	2.2
Institutional brokerage:
Equity capital markets	54,204	41,037	32.1	63,193	(14.2)
Fixed income capital markets	96,706	60,613	59.5	120,731	(19.9)
Total institutional brokerage	150,910	101,650	48.5	183,924	(17.9)
Total brokerage revenues (5)	$313,537	$261,767	19.8	$343,047	(8.6)
•	Global Wealth Management brokerage revenues were $162.6 million, a 1.6% increase compared with the third quarter of 2019 and a 2.2% increase compared with the second quarter of 2020.
•	Institutional equity brokerage revenues were $54.2 million, a 32.1% increase compared with the third quarter of 2019 and a 14.2% decrease compared with the second quarter of 2020.
•	Institutional fixed income brokerage revenues were $96.7 million, a 59.5% increase compared with the third quarter of 2019 and a 19.9% decrease compared with the second quarter of 2020.

Investment Banking Revenues

Investment banking revenues were $218.1 million, a 9.7% increase compared with the third quarter of 2019 and a 0.5% increase compared with the second quarter of 2020.

	Three Months Ended
($ in 000s)	9/30/20	9/30/19	% Change	6/30/20	% Change
Capital raising:
Global Wealth Management	$8,113	$9,855	(17.7)	$8,016	1.2

Equity capital markets	78,462	53,006	48.0	63,277	24.0
Fixed income capital markets	50,717	31,082	63.2	47,904	5.9
Institutional Group	129,179	84,088	53.6	111,181	16.2
Total capital raising (5)	137,292	93,943	46.1	119,197	15.2
Advisory fees (5)	80,842	104,847	(22.9)	97,838	(17.4)
Total investment banking	$218,134	$198,790	9.7	$217,035	0.5
•	Global Wealth Management capital raising revenues were $8.1 million, a 17.7% decrease compared with the third quarter of 2019 and a 1.2% increase compared with the second quarter of 2020.
•	Institutional equity capital raising revenues were $78.5 million, a 48.0% increase compared with the third quarter of 2019 and a 24.0% increase compared with the second quarter of 2020.
•	Institutional fixed income capital raising revenues were $50.7 million, a 63.2% increase compared with the third quarter of 2019 and a 5.9% increase compared with the second quarter of 2020.
•	Advisory fee revenues were $80.8 million, a 22.9% decrease compared with the third quarter of 2019 and a 17.4% decrease compared with the second quarter of 2020.

Asset Management and Service Fee Revenues

Asset management and service fee revenues were $230.8 million, a 6.0% increase compared with the third quarter of 2019 and a 16.0% increase compared with the second quarter of 2020. The increase from the comparative period in 2019 is primarily attributable to higher asset values and strong fee-based asset flows. See Asset Management and Service Fee Break-down table.

Net Interest Income

Net interest income was $100.6 million, a 25.3% decrease compared with the third quarter of 2019 and a 12.7% decrease compared with the second quarter of 2020. See Net Interest Income Analysis table.

•	Interest income was $114.4 million, a 36.0% decrease compared with the third quarter of 2019 and a 10.9% decrease compared with the second quarter of 2020.
•	Interest expense was $13.8 million, a 68.7% decrease compared with the third quarter of 2019 and a 5.6% increase compared with the second quarter of 2020.

Compensation and Benefits Expenses

For the quarter ended September 30, 2020, compensation and benefits expenses were $533.6 million, which included $6.8 million of merger-related and severance expenses (non-GAAP adjustments). This compares with $486.2 million in the third quarter of 2019 and $547.2 million in the second quarter of 2020. Excluding the non-GAAP adjustments, compensation and benefits as a percentage of net revenues were 59.6% in the third quarter of 2020 (non-GAAP measure).

The increase in compensation and benefits expenses, compared with the third quarter of 2019, is primarily attributable to higher volume and revenue-related expense and investments.

	Three Months Ended		Nine Months Ended
($ in 000s)	9/30/20	9/30/19	9/30/20	9/30/19
GAAP compensation and benefits	$533,638	$486,160	$1,657,991	$1,411,135
As a percentage of net revenues	60.4%	59.2%	61.6%	59.0%
Non-GAAP adjustments: (6)
Merger-related and severance	(6,770)	(8,827)	(22,907)	(16,063)
Non-GAAP compensation and benefits	$526,868	$477,333	$1,635,084	$1,395,072
As a percentage of non-GAAP net revenues	59.6%	58.1%	60.7%	58.3%

Non-Compensation Operating Expenses

For the quarter ended September 30, 2020, non-compensation operating expenses were $191.3 million, which included $6.2 million of merger-related expenses (non-GAAP adjustments). This compares with $184.7 million in the third quarter of 2019 and $205.7 million in the second quarter of 2020. Excluding the non-GAAP adjustments, non-compensation operating expenses as a percentage of net revenues for the quarter ended September 30, 2020 were 21.0% (non-GAAP measure).

The increase in non-compensation operating expenses, compared with the third quarter of 2019, is primarily attributable to volume-related expenses, net provisions for regulatory matters, and professional fees, partially offset by decreases in travel and conference-related expenses as a result of COVID-19. In addition, the third quarter of 2020 was positively impacted by the adjustments associated with the accounting for credit losses under the CECL standard (7).

	Three Months Ended		Nine Months Ended
($ in 000s)	9/30/20	9/30/19	9/30/20	9/30/19
GAAP non-compensation expenses	$191,269	$184,658	$617,701	$545,099
As a percentage of net revenues	21.7%	22.5%	22.9%	22.8%
Non-GAAP adjustments: (6)
Merger-related	(6,219)	(6,023)	(19,672)	(13,699)
Litigation-related	—	—	—	(3,507)
	(6,219)	(6,023)	(19,672)	(17,206)
Non-GAAP non-compensation expenses	$185,050	$178,635	$598,029	$527,893
As a percentage of non-GAAP net revenues	21.0%	21.7%	22.2%	22.1%

Provision for Income Taxes

The GAAP effective income tax rate for the quarter ended September 30, 2020 was 23.9%. This compares with an effective income tax rate of 27.1% for the third quarter of 2019 and 24.5% for the second quarter of 2020. The adjusted non-GAAP effective income tax rate for the quarter ended September 30, 2020 was 23.9%.

	Three Months Ended		Nine Months Ended
($ in 000s)	9/30/20	9/30/19	9/30/20	9/30/19
GAAP provision for income taxes	$37,866	$40,632	$101,456	$117,227
GAAP effective tax rate	23.9%	27.1%	24.4%	27.0%
Non-GAAP adjustments: (6)
Merger-related, litigation-related, and severance	3,084	3,994	10,370	8,949
Other	10	(1,720)	14	(3,487)
	3,094	2,274	10,384	5,462
Non-GAAP provision for income taxes	$40,960	$42,906	$111,840	$122,689
Non-GAAP effective tax rate	23.9%	26.0%	24.4%	26.2%

Conference Call Information

Stifel Financial Corp. will host its third quarter 2020 financial results conference call on Wednesday, October 28, 2020, at 9:30 a.m. Eastern Time. The conference call may include forward-looking statements.

All interested parties are invited to listen to Stifel’s Chairman and CEO, Ronald J. Kruszewski, by dialing (877) 876-9938 and referencing conference ID 6093315. A live audio webcast of the call, as well as a presentation highlighting the Company’s results, will be available through the Company’s web site, www.stifel.com. For those who cannot listen to the live broadcast, a replay of the broadcast will be available through the above-referenced web site beginning approximately one hour following the completion of the call.

Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated, including its Eaton Partners business division; Keefe, Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC; and Century Securities Associates, Inc. The Company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank and Stifel Bank & Trust offer a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. and Stifel Trust Company Delaware, N.A. offer trust and related services. To learn more about Stifel, please visit the Company’s website at www.stifel.com. For global disclosures, please visit www.stifel.com/investor-relations/press-releases.

Cautionary Note Regarding Forward-Looking Statements

This earnings release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements in this earnings release not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this earnings release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2020 and June 30, 2020 and “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position and liquidity may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected.

Summary Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
($ in 000s, except per share amounts)	9/30/20	9/30/19	% Change	6/30/20	% Change	9/30/20	9/30/19	% Change
Revenues:
Commissions	$172,654	$163,920	5.3	$177,028	(2.5)	$560,780	$484,350	15.8
Principal transactions	140,883	97,847	44.0	166,017	(15.1)	445,566	298,343	49.3
Brokerage revenues	313,537	261,767	19.8	343,045	(8.6)	1,006,346	782,693	28.6

Advisory fees	80,842	104,847	(22.9)	97,838	(17.4)	254,752	292,648	(12.9)
Capital raising	137,292	93,943	46.1	119,197	15.2	359,885	247,599	45.3
Investment banking	218,134	198,790	9.7	217,035	0.5	614,637	540,247	13.8
Asset management and service fees	230,782	217,628	6.0	198,939	16.0	667,496	624,066	7.0
Other income	20,258	8,747	131.6	21,514	(5.8)	50,979	34,461	47.9
Operating revenues	782,711	686,932	13.9	780,533	0.3	2,339,458	1,981,467	18.1
Interest revenue	114,411	178,784	(36.0)	128,368	(10.9)	403,956	557,795	(27.6)
Total revenues	897,122	865,716	3.6	908,901	(1.3)	2,743,414	2,539,262	8.0
Interest expense	13,822	44,144	(68.7)	13,084	5.6	51,263	146,483	(65.0)
Net revenues	883,300	821,572	7.5	895,817	(1.4)	2,692,151	2,392,779	12.5

Non-interest expenses:
Compensation and benefits	533,638	486,160	9.8	547,174	(2.5)	1,657,991	1,411,135	17.5
Occupancy and equipment rental	68,598	58,649	17.0	66,264	3.5	200,935	178,566	12.5
Communication and office supplies	40,123	36,817	9.0	43,046	(6.8)	124,293	107,583	15.5
Commissions and floor brokerage	13,254	10,542	25.7	15,177	(12.7)	43,273	32,506	33.1
Provision for credit losses	(1,353)	929	n/m	19,210	n/m	33,925	5,565	509.6
Other operating expenses	70,647	77,721	(9.1)	61,986	14.0	215,275	220,879	(2.5)
Total non-interest expenses	724,907	670,818	8.1	752,857	(3.7)	2,275,692	1,956,234	16.3
Income before income taxes	158,393	150,754	5.1	142,960	10.8	416,459	436,545	(4.6)
Provision for income taxes	37,866	40,632	(6.8)	35,073	8.0	101,456	117,227	(13.5)
Net income	120,527	110,122	9.4	107,887	11.7	315,003	319,318	(1.4)
Net income applicable to non-controlling interests	—	708	n/m	—	—	—	1,612	n/m
Net income applicable to Stifel Financial Corp.	120,527	109,414	10.2	107,887	11.7	315,003	317,706	(0.9)
Preferred dividends	9,897	4,844	104.3	4,843	104.4	19,584	12,476	57.0
Net income available to common shareholders	$110,630	$104,570	5.8	$103,044	7.4	$295,419	$305,230	(3.2)
Earnings per common share:
Basic	$1.57	$1.47	6.8	$1.46	7.5	$4.17	$4.21	(1.0)
Diluted	$1.46	$1.34	9.0	$1.39	5.0	$3.90	$3.87	0.8

Cash dividends declared per common share	$0.17	$0.15	13.3	$0.17	—	$0.51	$0.45	13.3

Weighted average number of common shares outstanding:
Basic	70,627	71,197	(0.8)	70,527	0.1	70,814	72,512	(2.3)
Diluted	75,850	78,144	(2.9)	74,387	2.0	75,712	78,826	(4.0)

Summary Segment Results (Unaudited)
	Three Months Ended					Nine Months Ended
($ in 000s)	9/30/20	9/30/19	% Change	6/30/20	% Change	9/30/20	9/30/19	% Change
Net revenues:
Global Wealth Management	$526,836	$534,571	(1.4)	$505,782	4.2	$1,615,574	$1,577,614	2.4
Institutional Group	363,365	290,222	25.2	398,096	(8.7)	1,093,699	822,110	33.0
Other	(6,901)	(3,221)	n/m	(8,061)	n/m	(17,122)	(6,945)	n/m
Total net revenues	$883,300	$821,572	7.5	$895,817	(1.4)	$2,692,151	$2,392,779	12.5

Operating expenses:
Global Wealth Management	$347,906	$331,748	4.9	$349,457	(0.4)	$1,086,152	$987,949	9.9
Institutional Group	286,524	241,599	18.6	315,047	(9.1)	892,069	701,981	27.1
Other	90,477	97,471	(7.2)	88,353	2.4	297,471	266,304	11.7
Total operating expenses	$724,907	$670,818	8.1	$752,857	(3.7)	$2,275,692	$1,956,234	16.3

Operating contribution:
Global Wealth Management	$178,930	$202,823	(11.8)	$156,325	14.5	$529,422	$589,665	(10.2)
Institutional Group	76,841	48,623	58.0	83,049	(7.5)	201,630	120,129	67.8
Other	(97,378)	(100,692)	(3.3)	(96,414)	1.0	(314,593)	(273,249)	15.1
Income before income taxes	$158,393	$150,754	5.1	$142,960	10.8	$416,459	$436,545	(4.6)

As a percentage of net revenues:
Compensation and benefits
Global Wealth Management	52.7	49.0		51.1		51.7	48.9
Institutional Group	58.0	59.1		60.6		60.2	59.2
Non-comp. operating expenses
Global Wealth Management	13.3	13.1		18.0		15.5	13.7
Institutional Group	20.9	24.1		18.5		21.4	26.2
Income before income taxes
Global Wealth Management	34.0	37.9		30.9		32.8	37.4
Institutional Group	21.1	16.8		20.9		18.4	14.6
Consolidated pre-tax margin	17.9	18.3		16.0		15.5	18.2

Financial metrics (unaudited):	As of and For the Three Months Ended
($ in 000s, except percentages and per share amounts)	9/30/20	9/30/19	6/30/20
Total assets	$25,549,182	$24,160,777	$25,624,225
Total Stifel Financial shareholders' equity	$4,030,687	$3,501,715	$3,884,060
Book value per common share (8)	$50.95	$46.34	$48.84
Return on common equity (9)	12.8%	13.2%	12.6%
Non-GAAP return on common equity (2) (9)	14.0%	14.8%	14.1%
Return on tangible common equity (1)	20.4%	21.1%	20.7%
Non-GAAP return on tangible common equity (1) (2)	22.2%	23.7%	23.2%
Tier 1 common capital ratio (10)	15.4%	15.6%	15.3%
Tier 1 risk based capital ratio (10)	19.2%	18.1%	19.3%
Tier 1 leverage capital ratio (10)	11.3%	10.0%	11.0%
Pre-tax margin on net revenues	17.9%	18.3%	16.0%
Non-GAAP pre-tax margin on net revenues (2) (3)	19.4%	20.2%	17.8%
Effective tax rate	23.9%	27.1%	24.5%
Non-GAAP effective tax rate (2)	23.9%	26.0%	24.5%

Statistical Information (unaudited):	As of and For the Three Months Ended
($ in 000s, except financial advisors and locations)	9/30/20	9/30/19	% Change	6/30/20	% Change
Financial advisors	2,177	2,097	3.8	2,138	1.8
Independent contractors	94	96	(2.1)	94	—
Total financial advisors	2,271	2,193	3.6	2,232	1.7
Locations	451	426	5.9	447	0.9
Total client assets	$325,159,000	$311,819,000	4.3	$306,235,000	6.2
Fee-based client assets	$115,162,000	$108,138,000	6.5	$106,218,000	8.4
Client money market and insured product	$20,367,000	$14,246,000	43.0	$18,664,000	9.1
Secured client lending (11)	$2,783,138	$3,299,359	(15.6)	$2,563,773	8.6

	Asset Management and Service Fee Break-down (unaudited)
Asset Management and Service Fee Revenues:	Three Months Ended
($ in 000s)	9/30/20	9/30/19	% Change	6/30/20	% Change
Private Client Group (12)	$190,799	$172,124	10.8	$164,403	16.1
Asset Management	27,539	30,650	(10.2)	23,769	15.9
Third-party Bank Sweep Program	1,623	4,907	(66.9)	522	210.9
Other (13)	10,821	9,947	8.8	10,245	5.6
Total asset management and service fee revenues	$230,782	$217,628	6.0	$198,939	16.0

Fee-based Assets:	Three Months Ended
($ in millions)	9/30/20	9/30/19	% Change	6/30/20	% Change
Private Client Group (12)	$99,374	$85,163	16.7	$91,360	8.8
Asset Management	27,196	33,698	(19.3)	25,706	5.8
Elimination (14)	(11,408)	(10,723)	6.4	(10,848)	5.2
Total fee-based assets	$115,162	$108,138	6.5	$106,218	8.4

Individual Program Banks	$4,691	$1,225	282.9	$3,007	56.0

ROA (bps) (15)
Private Client Group (12)	83.5	85.0		81.6
Asset Management	40.5	36.4		37.0
Individual Program Banks	15.2	145.3		7.1

Consolidated Net Interest Income Analysis (Unaudited):

	Three Months Ended
	September 30, 2020			September 30, 2019			June 30, 2020
($ in millions, except percentages)	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate
Interest-earning assets:
Cash and federal funds sold	$1,789.8	$1.1	0.25%	$1,056.3	$5.7	2.15%	$1,674.0	$1.0	0.24%
Financial instruments owned	801.3	2.9	1.46	1,157.8	5.7	1.96	761.7	2.9	1.50
Margin balances	872.5	5.8	2.66	1,308.3	13.3	4.08	981.5	6.4	2.59
Investments:
Asset-backed securities	4,838.7	25.3	2.09	4,367.8	42.4	3.88	4,842.0	32.6	2.70
Mortgage-backed securities	824.0	3.2	1.55	1,253.4	6.6	2.10	877.2	4.6	2.09
Corporate fixed income securities	551.8	3.5	2.50	743.7	5.7	3.06	648.9	4.2	2.59
State and municipal securities	2.4	—	1.97	34.3	0.2	2.27	12.2	0.1	2.19
Other	4.9	—	2.07	4.50	—	5.98	5.3	—	2.02
Total Investments	6,221.8	32.0	2.06	6,403.7	54.9	3.43	6,385.6	41.5	2.60
Loans:
Commercial and industrial	4,036.3	30.1	2.98	3,330.2	39.7	4.77	4,095.4	31.8	3.10
Residential real estate	3,711.2	26.1	2.81	3,003.8	23.2	3.08	3,589.2	25.6	2.85
Securities-based loans	1,787.1	9.2	2.05	1,959.3	19.9	4.06	1,789.2	9.9	2.22
Commercial real estate	400.0	3.8	3.76	377.2	5.2	5.52	402.6	4.0	3.98
Loans held for sale	460.1	2.6	2.25	209.7	1.7	3.21	486.7	3.3	2.68
Other	602.9	4.5	3.02	444.9	5.7	5.23	546.3	4.6	3.36
Total Loans	10,997.6	76.3	2.77	9,325.1	95.4	4.09	10,909.4	79.2	2.90
Other interest-bearing assets	547.7	(3.7)	(2.69)	678.7	3.8	2.19	476.3	(2.6)	(2.15)
Total interest-earning assets/interest income	21,230.7	114.4	2.16	19,929.9	178.8	3.59	21,188.5	128.4	2.42
Interest-bearing liabilities:
Short-term borrowings	—	—	—	21.0	0.1	2.63	11.4	0.1	2.83
Senior notes	1,411.8	15.4	4.37	1,016.6	11.1	4.38	1,195.0	13.1	4.38
Deposits	16,379.2	1.5	0.04	14,926.2	24.8	0.67	16,676.5	2.3	0.05
FHLB	157.1	0.5	1.31	270.1	1.1	1.70	250.8	0.7	1.09
Other interest-bearing liabilities	1,071.6	(3.6)	(1.34)	1,673.0	7.0	1.66	1,179.2	(3.1)	(1.03)
Total interest-bearing liabilities/interest expense	$19,019.7	$13.8	0.29%	$17,906.9	$44.1	0.99%	$19,312.9	$13.1	0.27%
Net interest income/margin		$100.6	1.90%		$134.7	2.70%		$115.3	2.18%

Stifel Bancorp, Inc. (16) Net Interest Income Analysis (Unaudited):

	Three Months Ended
	September 30, 2020			September 30, 2019			June 30, 2020
($ in millions, except percentages)	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate	Average Balance	Interest Income/ Expense	Average Interest Rate
Interest-earning assets:
Cash and federal funds sold	$786.0	$0.3	0.14%	$540.8	$3.2	2.36%	$961.1	$0.3	0.13%
Investments	6,221.8	32.0	2.06	6,403.7	54.9	3.43	6,385.6	41.5	2.60
Loans	10,997.6	76.3	2.77	9,325.1	95.4	4.09	10,909.4	79.2	2.90
Other interest-bearing assets	42.9	0.2	2.86	46.7	0.4	3.04	46.7	0.3	2.46
Total interest-earning assets/interest income	18,048.3	108.8	2.41	16,316.3	153.9	3.77	18,302.8	121.3	2.65
Interest-bearing liabilities:
Deposits	16,379.2	1.5	0.04	14,926.2	24.8	0.67	16,676.5	2.3	0.05
FHLB	157.1	0.5	1.31	270.1	1.1	1.70	250.8	0.7	1.09
Other interest-bearing liabilities	1.5	—	6.08	1.7	0.1	6.49	1.5	—	6.71
Total interest-bearing liabilities/interest expense	$16,537.8	2.0	0.05%	$15,198.0	26.0	0.68%	$16,928.8	3.0	0.07%
Net interest income/margin		$106.8	2.37%		$127.9	3.14%		$118.3	2.59%

Stifel Bancorp, Inc. (16) - a component of Global Wealth Management

Selected operating data (unaudited):	Three Months Ended					Nine Months Ended
($ in 000s, except percentages)	9/30/20	9/30/19	% Change	6/30/20	% Change	9/30/20	9/30/19	% Change
Net interest income	$106,812	$127,942	(16.5)	$118,298	(9.7)	$358,241	$390,220	(8.2)
Credit loss provision/(release)	(4,731)	929	n/m	19,210	n/m	30,547	5,565	448.9
Charge-offs	23	56	(58.9)	150	(84.7)	193	166	16.3
Net interest margin	2.37%	3.14%	(77) bps	2.59%	(22) bps	2.67%	3.14%	(47) bps

Financial Metrics (unaudited):	As of
($ in 000s, except percentages)	9/30/20	9/30/19	6/30/20
Total assets	$17,854,768	$16,442,707	$18,123,326
Total shareholders' equity	1,378,981	1,234,932	1,378,096
Total loans, net (includes loans held for sale)	10,932,235	9,367,233	10,923,212
Total deposits	16,400,001	14,836,646	16,302,281
Available-for-sale securities, at fair value	2,823,885	3,448,207	3,172,160
Held-to-maturity securities, at amortized cost	3,395,115	2,878,516	3,083,126
Commercial and industrial	4,080,939	3,315,706	4,149,307
Residential real estate	3,804,836	3,043,271	3,710,657
Securities-based loans	1,841,516	1,986,339	1,716,786
Commercial real estate	386,957	387,868	406,788
Loans held for sale	281,475	265,330	474,899
Stifel Bank & Trust:
Common equity tier 1 capital ratio (10)	11.7%	13.1%	12.4%
Tier 1 capital ratio (10)	11.7%	13.1%	12.4%
Total capital ratio (10)	13.0%	14.3%	13.9%
Tier 1 leverage ratio (10)	7.2%	7.3%	7.2%
Stifel Bank:
Common equity tier 1 capital ratio (10)	18.0%	17.9%	18.8%
Tier 1 capital ratio (10)	18.0%	17.9%	18.8%
Total capital ratio (10)	19.3%	19.1%	20.1%
Tier 1 leverage ratio (10)	7.3%	7.0%	7.1%

Credit Metrics:
Allowance for credit losses	$135,275	$91,360	$139,949
Allowance as a percentage of retained loans	1.26%	0.99%	1.32%
Net charge-offs as a percentage of average loans	0.00%	0.00%	0.00%
Total nonperforming assets	$14,615	$18,031	$14,602
Nonperforming assets as % of total assets	0.08%	0.11%	0.08%

Global Wealth Management Summary Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
($ in 000s)	9/30/20	9/30/19	% Change	6/30/20	% Change	9/30/20	9/30/19	% Change
Revenues:
Commissions	$120,600	$118,061	2.2	$116,156	3.8	$373,653	$348,272	7.3
Principal transactions	42,027	42,056	(0.1)	42,967	(2.2)	127,976	127,427	0.4
Brokerage revenues	162,627	160,117	1.6	159,123	2.2	501,629	475,699	5.5

Asset management and service fees	230,765	217,616	6.0	198,921	16.0	667,446	624,025	7.0
Net interest	108,181	137,937	(21.6)	121,564	(11.0)	368,427	420,831	(12.5)
Investment banking (17)	8,113	9,855	(17.7)	8,016	1.2	26,462	28,637	(7.6)
Other income	17,150	9,046	89.6	18,158	(5.6)	51,610	28,422	81.6
Net revenues	526,836	534,571	(1.4)	505,782	4.2	1,615,574	1,577,614	2.4
Non-interest expenses:
Compensation and benefits	277,903	261,681	6.2	258,291	7.6	834,564	771,475	8.2
Non-compensation operating expenses	70,003	70,067	(0.1)	91,166	(23.2)	251,588	216,474	16.2
Total non-interest expenses	347,906	331,748	4.9	349,457	(0.4)	1,086,152	987,949	9.9
Income before income taxes	$178,930	$202,823	(11.8)	$156,325	14.5	$529,422	$589,665	(10.2)

As a percentage of net revenues:
Compensation and benefits	52.7	49.0		51.1		51.7	48.9
Non-compensation operating expenses	13.3	13.1		18.0		15.5	13.7
Income before income taxes	34.0	37.9		30.9		32.8	37.4

Institutional Group Summary Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
($ in 000s)	9/30/20	9/30/19	% Change	6/30/20	% Change	9/30/20	9/30/19	% Change
Revenues:
Commissions	$52,054	$45,859	13.5	$60,875	(14.5)	$187,127	$136,078	37.5
Principal transactions	98,856	55,791	77.2	123,049	(19.7)	317,590	170,916	85.8
Brokerage revenues	150,910	101,650	48.5	183,924	(17.9)	504,717	306,994	64.4
Advisory fees	80,842	104,847	(22.9)	97,838	(17.4)	254,733	292,647	(13.0)
Capital raising	129,179	84,088	53.6	111,181	16.2	333,442	218,963	52.3
Investment banking	210,021	188,935	11.2	209,019	0.5	588,175	511,610	15.0
Other (18)	2,434	(363)	n/m	5,153	(52.8)	807	3,506	(77.0)
Net revenues	363,365	290,222	25.2	398,096	(8.7)	1,093,699	822,110	33.0
Non-interest expenses:
Compensation and benefits	210,754	171,534	22.9	241,420	(12.7)	658,162	486,724	35.2
Non-compensation operating expenses	75,770	70,065	8.1	73,627	2.9	233,907	215,257	8.7
Total non-interest expenses	286,524	241,599	18.6	315,047	(9.1)	892,069	701,981	27.1
Income before income taxes	$76,841	$48,623	58.0	$83,049	(7.5)	$201,630	$120,129	67.8

As a percentage of net revenues:
Compensation and benefits	58.0	59.1		60.6		60.2	59.2
Non-compensation operating expenses	20.9	24.1		18.5		21.4	26.2
Income before income taxes	21.1	16.8		20.9		18.4	14.6

Non-GAAP Financial Measures

The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the three months ended September 30, 2020, September 30, 2019, and June 30, 2020. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of on-going business.

A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

The following table provides details with respect to reconciling net income and earnings per diluted common share on a GAAP basis for the three and nine months ended September 30, 2020 and 2019, and the three months ended June 30, 2020 to net income and earnings per diluted common share on a non-GAAP basis for the same period.

	Three Months Ended			Nine Months Ended
($ in 000s)	9/30/20	9/30/19	6/30/20	9/30/20	9/30/19
GAAP net income applicable to Stifel Financial Corp.	$120,527	$109,414	$107,887	$315,003	$317,706
Preferred dividend	9,897	4,844	4,843	19,584	12,476
Net income available to common shareholders	110,630	104,570	103,044	295,419	305,230

Non-GAAP adjustments:
Merger-related and severance (19)	12,989	14,850	16,259	42,758	29,762
Litigation-related (20)	—	—	—	—	3,507
Provision for income taxes (21)	(3,094)	(2,274)	(3,968)	(10,384)	(5,462)
Total non-GAAP adjustments	9,895	12,576	12,291	32,374	27,807
Non-GAAP net income available to common shareholders	$120,525	$117,146	$115,335	$327,793	$333,037

Weighted average diluted shares outstanding	75,850	78,144	74,387	75,712	78,826

GAAP earnings per diluted common share	$1.59	$1.40	$1.45	$4.16	$4.03
Non-GAAP adjustments	0.13	0.16	0.17	0.43	0.35
Non-GAAP earnings per diluted common share	$1.72	$1.56	$1.62	$4.59	$4.38

GAAP earnings per diluted common share available to common shareholders	$1.46	$1.34	$1.39	$3.90	$3.87
Non-GAAP adjustments	0.13	0.16	0.16	0.43	0.35
Non-GAAP earnings per diluted common share available to common shareholders	$1.59	$1.50	$1.55	$4.33	$4.22

Footnotes

(1)

Annualized return on average tangible common shareholders’ equity (“ROTE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible shareholders’ equity or, in the case of non-GAAP ROTE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible shareholders’ equity. Tangible common shareholders’ equity equals total Stifel Financial common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $49.6 million, $45.3 million, and $48.5 million, as of September 30, 2020 and 2019, and June 30, 2020, respectively. Historical periods have been restated to conform with the current period presentation.

(2)	Reconciliations of the Company’s GAAP results to these non-GAAP measures are discussed within and under “Non-GAAP Financial Measures.”
(3)

Non-GAAP pre-tax margin for the three months ended September 30, 2020 of 19.4% is calculated by adding non-GAAP adjustments of $13.0 million to our GAAP income before income taxes of $158.4 million and dividing it by non-GAAP net revenues for the quarter of $883.3 million. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(4)

Non-GAAP pre-tax margin for the nine months ended September 30, 2020 of 17.1% is calculated by adding non-GAAP adjustments of $42.8 million to our GAAP income before income taxes of $416.5 million and dividing it by non-GAAP net revenues of $2.7 billion. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(5)	Excludes revenue included in the Other segment.
(6)	See further discussion of non-GAAP adjustments under “Non-GAAP Financial Measures.”
(7)

In the first quarter of 2020, the Company adopted ASU No. 2016-13, “Financial Instruments - Credit Losses (Topic 326) – Measurement of Credit Losses on Financial Instruments,” which amends several aspects of the measurement of credit losses on certain financial instruments, including replacing the existing incurred credit loss model and other models with the Current Expected Credit Losses (CECL) model. For further information about ASU No. 2016-13, see Note 2 “Summary of Significant Accounting Policies” in Part II, Item 8 “Financial Statements and Supplementary Data” in the Company's Annual Report on Form 10-K for the year ended December 31, 2019.

(8)	Book value per common share represents shareholders’ equity (excluding preferred stock and non-controlling interests) divided by period end common shares outstanding.
(9)

Annualized return on average common shareholders’ equity (“ROE”) is calculated by dividing annualized net income applicable to common shareholders by average Stifel Financial common shareholders’ equity or, in the case of non-GAAP ROE, calculated by dividing non-GAAP net income applicable to commons shareholders by average Stifel Financial common shareholders’ equity.

(10)	Capital ratios are estimates at time of the Company’s earnings release.
(11)	Includes client margin balances held by our broker-dealer subsidiaries and securities-based loans held at our bank subsidiaries.
(12)	Includes Private Client Group and Trust Business.
(13)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(14)	Asset management assets managed in Private Client Group or Trust accounts.
(15)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(16)	Includes Stifel Bank & Trust, Stifel Bank, Stifel Trust Company, N.A, and Stifel Trust Company Delaware, N.A.
(17)	Includes capital raising and advisory fees.
(18)	Includes net interest, asset management and service fees, and other income.
(19)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards and promissory notes issued as retention, professional fees, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(20)	Primarily related to costs associated with Company’s legal matters.
(21)	See details of non-GAAP adjustments under “Provision for Income Taxes.”